                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

    Filed by the registrant /X/
    Filed by a party other than the registrant / /
    Check the appropriate box:
    /X/  Preliminary proxy statement
    / /  Definitive proxy statement
    / /  Confidential, For Use of the Commission Only (as permitted by
         14a-6(e)(2))
    / /  Definitive additional materials
    / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SUPERGEN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 SUPERGEN, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:
         -----------------------------------------------------------------------
     (3) Filing party:
         -----------------------------------------------------------------------
     (4) Date filed:
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
                                 SUPERGEN, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 1997

                            ------------------------

To the Shareholders:

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of SuperGen, Inc., a California corporation (the "Company"), will be held on Tuesday, May 27, 1997 at 2:00 p.m., local time, at the San Ramon Marriot, 2600 Bishop Drive, San Ramon, CA 94583 for the following purposes:

    1. To elect six (6) directors to serve for the ensuing year and until their successors are duly elected and qualified.

    2. To approve a change in the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary.

    3. To ratify and approve an amendment to the Company's Amended and Restated 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 500,000 shares for a total of 2,500,000 shares reserved under the Plan.

    4. To ratify the appointment of Ernst & Young LLP as independent auditors for fiscal 1997.

    5. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only holders of record of the Company's Common Stock at the close of business on March 28, 1997, the record date, are entitled to notice of and to vote at the Annual Meeting.

    All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          JOSEPH RUBINFELD
                                          PRESIDENT, CHIEF EXECUTIVE OFFICER,
                                          CHIEF SCIENTIFIC OFFICER AND DIRECTOR

San Ramon, California
April 25, 1997

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                 SUPERGEN, INC.

                                ----------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

                               PROCEDURAL MATTERS

GENERAL

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of SuperGen, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, May 27, 1997 at 2:00 p.m., local time, and at any adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the San Ramon Marriot, 2600 Bishop Drive, San Ramon, CA 94583. The Company's headquarters is located at Two Annabel Lane, Suite 220, San Ramon, California 94583, and the telephone number at that location is (510) 327-0200.

    These proxy solicitation materials were mailed on or about April 25, 1997, together with the Company's 1997 Annual Report to Shareholders, to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE

    Shareholders of record at the close of business on March 28, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 16,952,292 shares of the Company's Common Stock were issued and outstanding. No shares of Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING PROCEDURES

    Each shareholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the shareholders. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the matters scheduled to be voted on at the Annual Meeting. Votes cast in person or by proxy will be tabulated by ChaseMellon Shareholder Services, L.L.C., the Company's transfer agent.

    Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted (i) "FOR" the election of each of the Company's nominees as a director, (ii) "FOR" the approval of the proposed change of the state of incorporation of the Company from California to Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary, (iii) "FOR" ratification and approval of an amendment to the Company's Amended and Restated 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 500,000 to 2,500,000 shares, and
(iv) "FOR" ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for fiscal 1997. For purposes of the approval of these proposals, both abstentions and broker non-votes will have the same effect as votes against these proposals.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting or any adjournments thereof. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business.

COSTS OF SOLICITATION OF PROXIES

    The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

    Proposals of the Company's shareholders intended to be presented at the regularly scheduled 1998 Annual Meeting of Shareholders must be received by the Company no later than December 26, 1997, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for that meeting.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    The Company's Board of Directors is currently comprised of six members. The directors are elected to serve one-year terms and until their respective successors are elected and qualified. The Board of Directors has nominated the persons set forth below, all of whom are currently directors of the Company, for election as directors. Unless otherwise instructed, the holders of proxies solicited by this Proxy Statement will vote the proxies received by them for such nominees. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director.

VOTE REQUIRED

    The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote will be required to elect each director. Both abstentions and broker non-votes will have the same effect as votes against this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED BELOW.

INFORMATION REGARDING NOMINEES

NAME                                        AGE                             PRINCIPAL OCCUPATION
--------------------------------------      ---      -------------------------------------------------------------------
Joseph Rubinfeld......................          64   President, Chief Executive Officer, Chief Scientific Officer and
                                                       Director
Denis Burger(1)(2)....................          53   President and Chief Executive Officer, AntiVirals, Inc.
David M. Fineman......................          53   Director
J. Gregory Swendsen...................          44   Director
Julius A. Vida........................          68   President, Vida International Pharmaceutical Consultants
Daniel Zurr(1)(2).....................          48   Chief Executive Officer, Expression Systems, Inc.

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    JOSEPH RUBINFELD, PH.D., co-founded the Company in 1991. He has served as Chief Executive Officer, President, Chief Scientific Officer and a director of the Company since its inception. Dr. Rubinfeld was one of the four initial founders of Amgen, Inc. ("Amgen") in 1980 and served as Vice President and Chief of Operations until 1983. From 1987 to 1990, he was a Senior Director at Cetus Corporation. From 1968 to 1980, Dr. Rubinfeld was employed at Bristol-Myers Squibb Company (formerly Bristol-Myers International Corporation ("Bristol-Myers")) in a variety of positions, most recently as Vice President and Director of Research and Development. While at Bristol-Myers, Dr. Rubinfeld was instrumental in licensing the original anticancer line of products for Bristol-Myers, including Mitomycin and Bleomycin. Prior to that time, Dr. Rubinfeld was a research scientist with several pharmaceutical and consumer product companies including Schering-Plough Corporation and Colgate-Palmolive Co. He received his B.S. in chemistry from C.C.N.Y., and his M.A. and Ph.D. in chemistry from Columbia University. Dr. Rubinfeld has numerous patents and/or publications on a wide range of inventions and developments including the 10-second developer for Polaroid film, manufacture of cephalosporins (the next generation of antibiotics following penicillin) and the first commercial synthetic biodegradable detergent. In 1984 Dr. Rubinfeld received the Commonwealth Award for Invention.

    DENIS BURGER, PH.D., has served as a director of the Company since January 1996. Dr. Burger has served as President and Chief Operating Officer of AntiVirals, Inc., a biotechnology company specializing in gene-targeted therapeutic and diagnostic products since February 1992 and as Chief Executive Officer since February 1996. Dr. Burger was a co-founder of Epitope, Inc., a biotechnology company, and served as its Chairman from 1981 until 1990. He has also been the general partner of Sovereign Ventures, LLC, a biotechnology consulting and merchant banking venture since 1991. Dr. Burger is a member of the Board of Directors of Cellegy Pharmaceuticals, Inc., AntiVirals Inc. and Trinity Biotech, PLC. He received his B.A. in Bacteriology and Immunology from the University of California, Berkeley, and his M.S. and Ph.D. in Microbiology and Immunology from the University of Arizona, Tucson.

    DAVID M. FINEMAN, a co-founder of the Company, has served as a director of the Company since its inception and served as Acting Chief Financial Officer from December 1995 to March 1996. Mr. Fineman served as Secretary from the Company's inception until December 1996. He served as a General Partner of Strategic Pharmaceutical Partners I & II, the California limited partnerships which provided the initial funding for the Company. He received his B.A. from the University of Maryland and an M.A. from the Graduate Faculty of the New School for Social Research in New York, where he also completed his Ph.D. course work.

    J. GREGORY SWENDSEN, a co-founder of the Company, has served as a director of the Company since its inception. Mr. Swendsen was the Treasurer of the Company from its inception until December 1995. He is President of Swendsen & Company, a management company founded in 1984 that specializes in venture capital in applied technology industries. Mr. Swendsen was a General Partner of Strategic Pharmaceutical Partners I & II, which provided the initial funding for the Company.

    JULIUS A. VIDA, PH.D., has served as a director of the Company since January 1996. Since June 1993, Dr. Vida has served as President of Vida International Pharmaceutical Consultants. From 1976 to May 1993, Dr. Vida worked at Bristol-Myers, where he served as Vice President of Business Development, Licensing and Strategic Planning from 1991 to 1993, as Vice President of Licensing from 1985 to 1991 and as Director of Licensing from 1982 to 1985. Dr. Vida is a member of the Board of Directors of Biomatrix, Inc., Medarex, Inc., FibroGen, Inc., Codon Pharmaceuticals, Inc., and Drug Innovation and Design, Inc., all biotechnology companies. Dr. Vida received his Ph.D. in Chemistry from Carnegie Mellon University and his M.B.A. from Columbia University.

    DANIEL ZURR, PH.D., has been a director of the Company since January 1994. Dr. Zurr currently serves as Chief Executive Officer of Expression Systems, Inc. Dr. Zurr served as Scientific Director and Business Development Director of the Pharmaceutical Division of Israel Chemicals, Ltd., an Israeli limited liability company ("ICL") from 1984 to 1985. He also served as Director of Licensing at G.D. Searle & Company, Limited, from 1980 to 1983. He was Chief Executive Officer of Plantex-Ikapharm, an Israeli pharmaceutical company, from 1975 to 1980. Dr. Zurr received his M.Sc. at the Hebrew University of Jerusalem and his Ph.D. from the Imperial College University of London in 1972.

BOARD MEETINGS AND COMMITTEES

    During fiscal 1996, the Board of Directors held two meetings (including regularly scheduled and special meetings), and all of the incumbent directors attended 75% or more of the meetings of the Board of Directors and committees, if any, upon which such directors served. Certain matters were approved by the Board of Directors by unanimous written consent.

    The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. Both the Audit Committee and the Compensation Committee are composed of Messrs. Burger and Zurr. The Company has no nominating committee or committee performing similar functions.

    AUDIT COMMITTEE. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention. The Audit Committee held no meetings during fiscal 1996.

    COMPENSATION COMMITTEE. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee took action by unanimous written consent, but held no formal meetings during fiscal 1996.

DIRECTOR COMPENSATION

    All non-employee directors (the "Outside Directors") of the Company other than David M. Fineman and J. Gregory Swendsen will receive $1,000 in compensation for attendance at each meeting of the Board of Directors, and Board Committee members shall each receive $1,000 for each Board Committee meeting held on a day on which no Board of Directors meeting is held. Directors and Board Committee members are also reimbursed for all reasonable expenses incurred by them in attending Board and Committee meetings. The Company has adopted the 1996 Directors' Stock Option Plan providing for stock options to be granted to certain non-employee directors.

                                  PROPOSAL TWO
                          REINCORPORATION IN DELAWARE

GENERAL

    The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Delaware (the "Reincorporation Proposal" or the "Proposed Reincorporation"). As discussed below, the principal reasons for reincorporation are the greater flexibility of Delaware corporate law, the substantial body of case law interpreting that law and the increased ability of the Company to attract and retain qualified directors. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board's ability to negotiate favorable terms for the shareholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent a current unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company. Shareholders are urged to read carefully the following sections of this Proxy Statement, including the related exhibits, before voting on the Reincorporation Proposal. Throughout the Proxy Statement, the term "SuperGen California" refers to the existing California corporation and the term "SuperGen Delaware" refers to the new proposed Delaware corporation, a wholly-owned subsidiary of SuperGen California.

    The Proposed Reincorporation will be effected by merging SuperGen California into SuperGen Delaware (the "Merger"). Upon completion of the Merger, SuperGen California will cease to exist and SuperGen Delaware will continue to operate the business of the Company under the name SuperGen, Inc. Pursuant to the Agreement and Plan of Merger between SuperGen California and SuperGen Delaware, a copy of which is attached hereto as EXHIBIT A (the "Merger Agreement"), each outstanding share of SuperGen California Common Stock, $0.001 par value, will automatically be converted into one share of SuperGen Delaware Common Stock, $0.001 par value. IT IS NOT NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF SUPERGEN DELAWARE.

    Upon the date on which the Merger is effective (the "Effective Date"), SuperGen Delaware will also assume and continue the outstanding stock options and all other employee benefit plans of SuperGen California. Each outstanding and unexercised option, warrant or other right to purchase shares of SuperGen California Common Stock will become an option, warrant or right to purchase the same number of shares of SuperGen Delaware Common Stock on the same terms and conditions and at the same exercise price applicable to any such SuperGen California option, warrant or stock purchase right at the Effective Date.

    The Reincorporation Proposal has been unanimously approved by SuperGen California's Board of Directors. If approved by the shareholders, it is anticipated that the Effective Date of the Merger will be as soon as reasonably practicable following the Annual Meeting of Shareholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that certain principal terms may not be amended without shareholder approval) either before or after shareholder approval has been obtained and prior to the Effective Date of the Proposed Reincorporation if, in the opinion of the Board of Directors of either company, circumstances arise that make it inadvisable to proceed.

    Shareholders of SuperGen California will have no dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "Significant Differences Between the Corporation Laws of California and Delaware--Appraisal Rights." The discussion set forth below is qualified in its entirety by reference to the

Merger Agreement, and the Certificate of Incorporation and Bylaws of SuperGen Delaware, copies of which are attached hereto as EXHIBITS A, B AND C, respectively.

VOTE REQUIRED FOR THE REINCORPORATION PROPOSAL

    Approval of the Reincorporation Proposal will require the affirmative vote of the holders of a majority of the outstanding shares of SuperGen California Common Stock. Such approval will also constitute approval of the (i) Merger Agreement and the Certificate of Incorporation and Bylaws of SuperGen Delaware,
(ii) the assumption of SuperGen California's employee benefit plans and outstanding stock options by SuperGen Delaware, and (iii) revisions to the Company's indemnification agreements with its officers and directors to conform those agreements to Delaware law. The effect of an abstention or a broker non-vote is the same as that of a vote against the reincorporation proposal.

    THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSED REINCORPORATION IN DELAWARE.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    The Board of Directors and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law and Delaware courts to their needs and to those of the corporation they own.

    PROMINENCE, PREDICTABILITY AND FLEXIBILITY OF DELAWARE LAW. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

    WELL-ESTABLISHED PRINCIPLES OF CORPORATE GOVERNANCE. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors under the business judgment rule. The Company believes that its shareholders will benefit from the well-established principles of corporate governance that Delaware law affords.

    INCREASED ABILITY TO ATTRACT AND RETAIN QUALIFIED DIRECTORS. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT
  PLANS OR LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR FACILITIES OF THE COMPANY

    The Proposed Reincorporation will effect a change in the legal domicile of the Company, but not its physical location. The Proposed Reincorporation will not result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the reincorporation) or location of the principal facilities of the Company. The current directors, if re-elected at the Annual Meeting, will become the directors of SuperGen Delaware. All employee benefit plans of SuperGen California will be assumed and continued by SuperGen Delaware. Each stock outstanding and an exercised option, warrant or other right to acquire Common Stock of SuperGen California will automatically be converted into an option, warrant or right to purchase the same number of shares of SuperGen Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. SuperGen California's other employee benefit arrangements will also be continued by SuperGen Delaware upon the terms and subject to the conditions currently in effect.

ANTITAKEOVER IMPLICATIONS

    Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the certificate of incorporation or bylaws or otherwise, which measures are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors or take significant action that affects the Company.

    In addition, Delaware law permits a corporation to adopt such measures as shareholder rights plans designed to reduce a corporation's vulnerability to unsolicited takeover attempts. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no present intention following the Proposed Reincorporation to amend the Certificate of Incorporation or Bylaws to include provisions which might deter an unsolicited takeover attempt. However, in the discharge of its fiduciary obligations to its shareholders, the Board of Directors of the Company will continue to evaluate the Company's vulnerability to potential unsolicited bids to acquire the Company on unfavorable terms and to consider strategies to enhance the Board's ability to negotiate with an unsolicited bidder.

THE CHARTERS AND BYLAWS OF SUPERGEN CALIFORNIA AND SUPERGEN DELAWARE

    The provisions of the SuperGen Delaware Certificate of Incorporation and Bylaws are similar to those of the SuperGen California Articles of Incorporation and Bylaws in many respects. However, the Reincorporation Proposal includes the implementation of certain provisions in the SuperGen Delaware Certificate of Incorporation and Bylaws that alter the rights of shareholders and the powers of management. In addition, SuperGen Delaware could implement certain other changes by amending its Certificate of Incorporation and Bylaws. For a discussion of such changes, see "Significant Differences Between the Corporation Laws of California and Delaware."

    The Articles of Incorporation of SuperGen California currently authorize the Company to issue up to 40,000,000 shares of Common Stock, $0.001 par value, and 2,000,000 shares of Preferred Stock, $0.001 par value. The Certificate of Incorporation of SuperGen Delaware provides that the Company will have 40,000,000 authorized shares of Common Stock, $0.001 par value, and 2,000,000 shares of Preferred Stock, $0.001 par value. Like SuperGen California's Articles of Incorporation, SuperGen Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions of the authorized and unissued preferred stock. Thus, although it has no present intention of doing so, the Board of Directors, without shareholder approval, could authorize the issuance of Preferred Stock upon terms which could have the effect of delaying or preventing a change in control of the Company or modifying the rights of holders of the Company's Common Stock under either California or Delaware law. The Board of Directors could also utilize such shares for further financings, possible acquisitions and other uses.

    MONETARY LIABILITY OF DIRECTORS. The Articles of Incorporation of SuperGen California and the Certificate of Incorporation of SuperGen Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under law. The provision eliminating monetary liability of directors set forth in the SuperGen Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the SuperGen California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see "Significant Differences Between the Corporation Laws of California and Delaware Indemnification and Limitation of Liability."

    SIZE OF THE BOARD OF DIRECTORS. The Bylaws of SuperGen Delaware provide for a Board of Directors consisting of six directors. The Bylaws of SuperGen California provide for a Board of Directors of from six to ten members, with the exact number currently set at six directors. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, the Board of Directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated ranges have been approved by the shareholders. Delaware law permits the board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by the shareholders). The SuperGen Delaware Certificate of Incorporation provides that the number of directors will be as specified in the Bylaws and authorizes the Board of Directors to adopt, alter, amend or repeal the Bylaws. Following the Proposed Reincorporation, the Board of Directors of SuperGen Delaware could amend the Bylaws to change the size of the Board of Directors from six directors without further shareholder approval. If the Reincorporation Proposal is approved, the six current directors of SuperGen California, if re-elected at the Annual Meeting, will continue as the six directors of SuperGen Delaware after the Proposed Reincorporation is consummated.

    CUMULATIVE VOTING FOR DIRECTORS. Under California law, if a shareholder has given notice of an intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. In the absence of cumulative voting, the holders of a majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of a majority of the shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Company's Board of Directors. California corporations whose stock is listed on a national stock exchange or whose stock is held by 800 shareholders of record and included in the Nasdaq National Market System (a "Listed Company") can also eliminate cumulative voting with shareholder approval. The Company qualifies as a Listed Company, and cumulative voting has been eliminated pursuant to the Bylaws of the Company. Under Delaware law, cumulative voting in the election of directors is not mandatory, but is a permitted option. The SuperGen Delaware Certificate of Incorporation does not provide for cumulative voting rights.

    POWER TO CALL SPECIAL SHAREHOLDERS' MEETINGS. Under California law, a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. Under Delaware law, a special meeting of shareholders may be called by the Board of Directors or by any other person authorized to do so in the Certificate of Incorporation or the Bylaws. The Bylaws of SuperGen Delaware currently authorize the Board of Directors, the Chairman of the Board, the President and/or the holders of not less than ten percent (10%) of the shares entitled to vote to call a special meeting of shareholders. Therefore, no substantive change is contemplated in this provision, although the Board could in the future amend the Company's Bylaws without shareholder approval.

    FILLING VACANCIES ON THE BOARD OF DIRECTORS. Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the Board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if so authorized by a corporation's articles of incorporation or by a bylaw approved by the corporation's shareholders. SuperGen California's Articles of Incorporation and Bylaws do not permit directors to fill vacancies created by removal of a director who is removed by the vote or written consent of the shareholders or by court order. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, shall fill such vacancy or newly created directorship). The Bylaws of SuperGen Delaware provide, consistent with the Bylaws of SuperGen California, that any vacancy created by the removal of a director by the shareholders of SuperGen Delaware or by court order may be filled only by the shareholders. Following the Proposed Reincorporation, the Board of Directors of SuperGen Delaware could, although it has no current intention to do so, amend the Bylaws to provide that directors may fill any vacancy created by removal of directors by the shareholders.

    LOANS TO OFFICERS AND EMPLOYEES. Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the shareholders unless such loan or guaranty is provided under a plan approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record, such as the Company, may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of SuperGen California do not contain the foregoing provision. Pursuant to the SuperGen Delaware Bylaws and in accordance with Delaware law, SuperGen Delaware may make loans to, guarantee the obligations of or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation. The Company has no present commitments, understandings or intentions to make any loan or guarantee to any of its officers, directors or employees.

    VOTING BY BALLOT. California law provides that the election of directors may proceed in the manner described in a corporation's bylaws. SuperGen California's Bylaws provide that the election of directors at a shareholders' meeting may be by voice vote or ballot, unless prior to such vote a shareholder at the meeting demands a vote by ballot, in which case such vote must be by ballot. Under Delaware law, the right to vote by written ballot may be restricted if so provided in the certificate of incorporation. The Bylaws of SuperGen Delaware do not address election by ballot, but the Certificate of Incorporation of SuperGen Delaware provides that election of directors shall not be by written ballot. It may be more difficult for a shareholder to contest the outcome of a vote that has not been conducted by written ballot.

COMPLIANCE WITH DELAWARE AND CALIFORNIA LAW

    Following the Annual Meeting, if the Reincorporation Proposal is approved, the Company will submit the Merger Agreement to the offices of the California Secretary of State and the Delaware Secretary of State for filing.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

    The corporation laws of California and Delaware differ in many respects. Although all the differences are not set forth in this Proxy Statement, certain provisions, which could materially affect the rights of shareholders, are discussed below.

    SHAREHOLDER APPROVAL OF CERTAIN BUSINESS COMBINATIONS

    In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203, certain "business combinations" of a Delaware corporation with "any interested shareholder" are subject to a three-year moratorium unless specified conditions are met.

    Section 203 prohibits a Delaware corporation from engaging in a "business combination" with an "interested shareholder" for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation's outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner, individually or with or through certain other persons or entities, of fifteen percent (15%) or more of such voting stock at any time within the previous three years, or is an affiliate or associate of any of the foregoing.

    For purposes of Section 203, the term "business combination" is defined broadly to include mergers with or caused by the interested shareholder; sales or other dispositions to the interested shareholder (except proportionately with the corporation's other shareholders) of assets of the corporation or a direct or indirect majority-owned subsidiary equal in aggregate market value to ten percent (10%) or more of the aggregate market value of either the corporation's consolidated assets or all of its outstanding stock; the issuance or transfer by the corporation or a direct or indirect majority-owned subsidiary of stock of the corporation or such subsidiary to the interested shareholder (except for certain transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested shareholder's proportionate ownership of any class or series of the corporation's or such subsidiary's stock or of the corporation's voting stock); any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible to such stock, of the corporation or the majority-owned subsidiary which is owned by the interested shareholder (except as a result of immaterial changes due to fractional share adjustments or as a result of purchases or redemptions not caused, directly or indirectly, by the interested shareholder); or receipt by the interested shareholder (except proportionately as a shareholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

    The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such shareholder becomes an interested shareholder the board of directors approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder; (ii) upon consummation of the transaction that made him or her an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation's voting stock outstanding at the time the transaction commenced (excluding from the eighty-five percent (85%) calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the time such person or entity becomes an interested shareholder, the board approves the business combination and it is also approved at a shareholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

    Section 203 only applies to certain publicly held corporations that have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on the Nasdaq Stock Market or (iii) held of record by more than 2,000 shareholders. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, SuperGen Delaware does not intend to so elect.

    Section 203 will encourage any potential acquiror to negotiate with the Company's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for SuperGen Delaware in which all shareholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to SuperGen Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for SuperGen Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions. See "Shareholder Voting" herein.

    REMOVAL OF DIRECTORS

    Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Certificate of Incorporation of SuperGen Delaware does not provide for a classified board of directors or for cumulative voting.

    CLASSIFIED BOARD OF DIRECTORS

    A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process. California law permits certain qualifying corporations to provide for a classified board of directors by adopting amendments to their articles of incorporation or bylaws, which amendments must be approved by the shareholders. Although SuperGen California qualifies to adopt a classified board of directors, its Board of Directors has no present intention of doing so. Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The SuperGen Delaware Certificate of Incorporation and Bylaws do not provide for a classified board and SuperGen Delaware presently does not intend to propose establishment of a classified board. The establishment of a classified board following the Proposed Reincorporation would require the approval of the shareholders of SuperGen Delaware.

    INDEMNIFICATION AND LIMITATION OF LIABILITY

    California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt a provision in its articles of incorporation or certificate of incorporation, as the case may be, eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

    The Articles of Incorporation of SuperGen California eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duties to the corporation or its shareholders; (f) interested transactions between the corporation and a director in which a director has a material financial interest; and (g) liability for improper distributions, loans or guarantees.

    The Certificate of Incorporation of SuperGen Delaware also eliminates the liability of directors to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director's liability for violation of, or otherwise relieve SuperGen Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

    California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine; and (b) no indemnification may be made without court approval in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action that is settled or otherwise disposed of without court approval.

    California law requires indemnification when the individual has defended successfully the action on the merits (as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise).

    Delaware law generally permits indemnification of expenses, including attorneys fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of the disinterested directors, even though such directors may constitute less than a quorum; if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or by the shareholders, that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, on the merits or otherwise.

    Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

    California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation's articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. Under California law, there are two limitations on such additional rights to indemnification: (i) such indemnification is not permitted for acts, omissions or transactions from which a director of a California corporation may not be relieved of personal liability, as described above; and (ii) such indemnification is not permitted in circumstances where California law expressly prohibits indemnification, as described above. SuperGen California's Articles of Incorporation permit indemnification of its directors and officers to the extent permitted by the California Corporations Code. SuperGen California has entered into indemnification agreements with its officers and directors.

    Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances, limitations on indemnification may be imposed by a court, however, based on principles of public policy.

    A provision of Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise. Under Delaware law, therefore, the indemnification agreements entered into by SuperGen California with its officers and directors may be assumed by SuperGen Delaware upon completion of the Proposed Reincorporation. If the Proposed Reincorporation is approved, the indemnification agreements will be amended to the extent necessary to conform the agreements to Delaware law, and a vote in favor of the Proposed Reincorporation is also approval of such amendments to the indemnification agreements. In particular, the indemnification agreements will be amended to include within their purview future changes in Delaware law that expand the permissible scope of indemnification of directors and officers of Delaware corporations.

    INSPECTION OF SHAREHOLDER LIST

    Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of five percent (5%) or more of a corporation's voting shares, or shareholders holding an aggregate of one percent (1%) or more of such shares who have filed a Schedule 14B with the Securities and Exchange Commission in connection with a contested election of directors. The latter provision has not been amended in response to the elimination of Schedule 14B under the revised proxy rules. Under California law, such absolute inspection rights also apply to a corporation formed under the laws of any other state if its principal executive offices are in California or if it customarily holds meetings of its board in California. Delaware law also provides for inspection rights as to a list of shareholders entitled to vote at a meeting within a ten day period preceding a shareholders' meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

    DIVIDENDS AND REPURCHASES OF SHARES

    California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus are retained under Delaware law.

    Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares, other than repurchases of its shares issued under employee stock plans contemplated by Section 408 of the California Corporations Code) unless either
(i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least 125% of its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

    Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired immediately prior thereto and such redemption or repurchase would not impair the capital of the corporation.

    To date, the Company has never declared or paid any cash dividends on its Common Stock. The Company intends to reinvest earnings, if any, in the development and expansion of the Company's business. Any future declaration of cash dividends will be at the discretion of the Board of Directors and will depend upon the earnings, capital requirements and financial position of the Company, general economic conditions and other pertinent factors.

    SHAREHOLDER APPROVAL OF CERTAIN TRANSACTIONS

    Both California and Delaware law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own, immediately after the reorganization, equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity.

    Both California law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the outstanding voting shares of the corporation transferring such assets.

    With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificates of incorporation that adversely affects a specific class of shares. As a result, shareholder approval of such transactions may be easier to obtain under Delaware law for companies which have more than one class of shares outstanding.

    California law also requires that holders of nonredeemable common stock receive nonredeemable common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See "Significant Differences Between the Corporation Laws of California and Delaware-- Shareholder Approval of Certain Business Combinations."

    California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing person of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

    INTERESTED DIRECTOR TRANSACTIONS

    Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Delaware law. Under California and Delaware law,
(a) either the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) or "fair" (in Delaware) to the corporation, or (b) the contract or transaction must have been just and reasonable or fair as to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. Under California law, if shareholder approval is sought, the interested director is not entitled to vote his shares at a shareholder meeting with respect to any action regarding such contract or transaction. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under Delaware law, if board approval is sought, the contract or transaction must be approved by a majority of the disinterested directors (even if the disinterested directors are less than a quorum). Though SuperGen

Delaware, like SuperGen California, has a board constituted of one inside director and five outside directors, conceivably certain transactions that the Board of Directors of SuperGen California might not be able to approve because of the number of interested directors, could be approved by a majority of the disinterested directors of SuperGen Delaware, although less than a majority of a quorum. The Company is not aware of any plans to propose any transaction involving directors of the Company that could not be so approved under California law but could be so approved under Delaware law.

    SHAREHOLDER DERIVATIVE SUITS

    California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

    APPRAISAL RIGHTS

    Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporation, or
(c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under certain provisions of Delaware law.

    The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization, will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Reincorporation Proposal). California law generally affords appraisal rights mainly in sale of asset reorganizations. Appraisal or dissenters' rights are, therefore, not available to shareholders of SuperGen California with respect to the Reincorporation Proposal.

    DISSOLUTION

    Under California law, shareholders holding fifty percent (50%) or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be approved by all the shareholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may it be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. SuperGen Delaware's Certificate of Incorporation contains no such supermajority voting requirement, however, and a majority of the outstanding shares entitled to vote, voting at a meeting at which a quorum is present, would be sufficient to approve a dissolution of SuperGen Delaware that had previously been approved by its Board of Directors.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following is a discussion of certain federal income tax considerations that may be relevant to holders of SuperGen California Common Stock who receive SuperGen Delaware Common Stock in exchange for their SuperGen California Common Stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular SuperGen California shareholders, such as dealers in securities, or those SuperGen California shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire SuperGen California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

    Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the following tax consequences generally should result:

        (a) No gain or loss should be recognized by holders of SuperGen California Common Stock upon receipt of SuperGen Delaware Common Stock pursuant to the Proposed Reincorporation;

        (b) The aggregate tax basis of the SuperGen Delaware Common Stock received by each shareholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the SuperGen California Common Stock surrendered in exchange therefor; and

        (c) The holding period of the SuperGen Delaware Common Stock received by each shareholder of SuperGen California should include the period for which such shareholder held the SuperGen California Common Stock surrendered in exchange therefor, provided that such SuperGen California Common Stock was held by the shareholder as a capital asset at the time of the Proposed Reincorporation.

        (d) The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and SuperGen Delaware should succeed, without adjustment, to the federal income tax attributes of SuperGen California.

    The Company has not requested a ruling from the Internal Revenue Service (the "IRS") with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. The Company will, however, receive an opinion from legal counsel substantially to the effect that the Proposed Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representations made by SuperGen Delaware and SuperGen California.

                                 PROPOSAL THREE
                       AMENDMENT TO AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN

GENERAL

    The Company's Amended and Restated 1993 Stock Option Plan (the "1993 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees, officers, directors and consultants of nonstatutory stock options and stock purchase rights ("SPRs"). The 1993 Plan was approved by the Board of Directors in December 1993, amended by the Board of Directors in January 1996, and approved by the shareholders in February 1993. Unless terminated sooner, the 1993 Plan will terminate automatically in December 2003.

    In February 1997, the Board of Directors voted to increase the number of shares reserved for issuance under the 1993 Plan by 500,000 shares, bringing the total shares currently reserved for issuance under the 1993 Plan to 2,500,000 shares. Proposal Three seeks shareholder approval of the increase in shares reserved under the Plan. Approval of the amendment to the 1993 Plan also perfects the shareholder approval requirement of Section 422 of the Code.

    The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like SuperGen have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and sales personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business. The Company's growth is partly responsible for the need to increase shares issuable under the 1993 Plan. The total number of employees has increased from 15 full-time employees as of December 31, 1996 to 30 full-time employees, 2 part-time employees and approximately 5 consultants as of March 31, 1997.

VOTE REQUIRED

    The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote will be required to ratify and approve the amendment to the 1993 Plan. Both abstentions and broker non-votes will have the same effect as votes against this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993 PLAN.

    The essential provisions of the 1993 Plan are outlined below.

ADMINISTRATION

    The 1993 Plan is administered by the Board or a committee appointed by the Board. Such committee may consist of (i) two or more "non-employee" directors in order to grant options and stock purchase rights to officers and directors in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or (ii) two or more "outside" directors in order to grant options intended to qualify as "performance-based compensation" under the tax laws. The administrators of the 1993 Plan are referred to herein as the "Administrator."

ELIGIBILITY; LIMITS ON GRANTS

    The 1993 Plan provides that options and stock purchase rights may be granted to employees, officers, directors and consultants to the Company, its parent or subsidiaries. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options and stock purchase rights are granted and the number of shares subject to each. The 1993 Plan is administered so as to satisfy certain requirements under the federal securities laws, including requirements under the Exchange Act and the Code.

    The 1993 Plan limits the discretion allowed to the Administrator in granting options. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes the compensation expense relating to options granted to certain executive officers under the 1993 Plan. The limitation provides that under the 1993 Plan no employee may be granted in any one fiscal year options to receive more than 500,000 shares of Common Stock (except in connection with the commencement of employment, in which case options to purchase no more than an additional 200,000 shares may be granted). See discussion below under "Tax Information" for a summary of the more general rules governing the availability to the Company of tax deductions in connection with stock options granted under the 1993 Plan.

    As of March 31, 1997, there were approximately 30 employees and 5 consultants currently eligible to participate in the 1993 Plan, and 58 optionees, including consultants, held outstanding options under the 1993 Plan.

TERMS OF OPTIONS

    The terms of options and stock purchase rights granted under the 1993 Plan are determined by the Administrator but may not be longer than ten years, except in the case of incentive stock options granted to an optionee who at the time of grant owns stock representing ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, for whom the term of each option may not be longer than five years. Each option or stock purchase right is evidenced by a written agreement between the Company and the optionee to whom such option or stock purchase right is granted and is subject to the following additional terms and conditions:

        (a) EXERCISE OF THE OPTION: The Administrator determines when options may be exercisable. Shares subject to an option generally vest and are exercisable over four (4) years at the rate of one-quarter ( 1/4) of the shares on the first anniversary of the option grant and the balance of the shares subject to the option vesting at the rate of 1/36th per month thereafter. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions), or, if specified in the optionee's option agreement, promissory note, cashless exercise, a reduction in the amount of any Company liability to the optionee, any combination thereof, or other legally permitted consideration.

        (b) EXERCISE PRICE: The exercise price under the 1993 Plan is determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted, and, provided further, that, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted. In the case of a non-statutory stock option, the exercise price is determined by the Administrator. In the case of a non-statutory option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted.

        (c) TERMINATION OF EMPLOYMENT: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the 1993 Plan may be exercised not later than thirty (30) days (or such other period of time, not exceeding 90 days in the case of incentive options, as is determined by the Administrator and specified in the optionee's option agreement) after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

        (d) DISABILITY OF OPTIONEE: If an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's disability (as defined in Section 22(e)(3) of the Code), an option may be exercised within twelve (12) months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

        (e) DEATH OF OPTIONEE: If an optionee should die while employed by the Company, an option may be exercised at any time within twelve (12) months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

        (f) TERMINATION OF OPTIONS: Stock options granted under the 1993 Plan expire as determined by the Administrator, but in no event later than ten
    (10) years from the date of grant. However, in the case of an incentive stock option granted to an employee who, at the time of such grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the term of the option may not be greater than five (5) years. Under the form of option agreement currently used by the Company, options generally expire ten (10) years from the date of grant.

        (g) NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS: Unless otherwise specified by the Administrator, options and stock purchase rights are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

        (h) OTHER PROVISIONS: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

STOCK PURCHASE RIGHTS

    The 1993 Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company either alone, in addition to, or in tandem with other awards under the 1993 Plan and/or cash awards made outside the Plan. Upon the granting of a stock purchase right under the 1993 Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree is entitled to purchase, the price to be paid and the time within which the offeree must accept such offer (which shall in no event exceed six (6) months from the date of grant). The offer is accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

    Unless the Administrator determines otherwise, the restricted stock purchase agreement grants the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship with the Company for any reason (including death or disability as defined in Section 22(e)(3) of the Code). The purchase price for shares repurchased pursuant to this repurchase option is the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option lapses at such rate as the Administrator may determine.

    Upon exercise of a stock purchase right, the purchaser has all rights of a shareholder of the Company.

CHANGES IN CAPITALIZATION

    In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustment will be made in the number of shares reserved for issuance under the 1993 Plan and in the number of shares subject to outstanding options and stock purchase rights under the 1993 Plan, as well as in the price per share of Common Stock covered by such options and stock purchase rights. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

    In the event of the proposed dissolution or liquidation of the Company, options and stock purchase rights outstanding under the 1993 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options and stock purchase rights may be assumed or an equivalent option or stock purchase right may be substituted by the successor entity. If such outstanding options and stock purchase rights are not assumed or substituted, however, the Administrator must provide for all or some part of the options and stock purchase rights to become fully vested and immediately exercisable for a period of fifteen (15) days.

AMENDMENT AND TERMINATION OF THE PLAN

    The Board of Directors may amend the 1993 Plan at any time, or may terminate the 1993 Plan, without shareholder approval; provided, however, that shareholder approval is required for any amendment to the 1993 Plan for which shareholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or shareholders may unilaterally impair any option or stock purchase right previously granted under the 1993 Plan. In any event, the 1993 Plan will terminate in December 2003. Any options outstanding under the 1993 Plan at the time of its termination will remain outstanding until they expire by their terms.

TAX INFORMATION

    THE FOLLOWING IS A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS AND STOCK PURCHASE RIGHTS UNDER THE 1993 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE OPTIONEE'S DEATH OR THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

    INCENTIVE STOCK OPTIONS

    An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

    NON-STATUTORY STOCK OPTIONS

    All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

    STOCK PURCHASE RIGHTS

    Stock purchase rights will generally be taxed in the same manner as non-statutory stock options. However, the stock issued upon exercise of a stock purchase right is usually subject to the Company's right to repurchase such stock upon the purchaser's termination of employment with the Company, which right lapses progressively over time. As a result, at the time of purchase, this restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the date or dates when the stock ceases to be subject to substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock (i.e., as it "vests"). At such times, the purchaser will recognize the ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The ordinary income recognized by a purchaser who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the purchaser recognizes ordinary income.

    Notwithstanding the foregoing, a purchaser may accelerate the date of his or her recognition of ordinary income, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, would be equal to the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period would commence on the purchase date.

    Different rules may apply in the case of purchasers who are subject to
Section 16 of the Exchange Act.

PARTICIPATION IN THE 1993 PLAN

    The grant of options and stock purchase rights under the 1993 Plan to eligible employees and consultants is subject to the discretion of the Administrator. The table on page 24 sets forth information with respect to options granted under the 1993 Plan during the Last Fiscal Year to each of the officers named in the Summary Compensation Table. The term of options under the 1993 Plan (other than those granted to 10% shareholders, such as Dr. Rubinfeld, as to which the term is five years from the date of grant) is generally ten years from the date of grant.

                                 PROPOSAL FOUR
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    On the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 1997, and recommends that the shareholders vote for ratification of such appointment.

    Ernst & Young LLP has audited the Company's financial statements since March 1994. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement and is expected to be available to respond to appropriate questions.

VOTE REQUIRED

    Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors will require the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote. Both abstentions and broker non-votes will have the same effect as a vote against this proposal.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF APPOINTING ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

            SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of Common Stock of the Company as of March 28, 1997 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.

                                                                        SHARES      PERCENTAGE
                                                                      BENEFICIALLY BENEFICIALLY
NAME                                                                   OWNED(1)      OWNED(%)
--------------------------------------------------------------------  -----------  -------------
Israel Chemicals, Ltd.(2)...........................................   2,761,000         16.29
  c/o Dead Sea Works Ltd.
  P.O. Box 725
  Beer-Sheva, Israel 84100
Joseph Rubinfeld(3).................................................   1,992,916         11.58
Elliot L. Fineman(4)................................................   1,808,336         10.67
J. Gregory Swendsen(5)..............................................   1,526,250          9.03
David M. Fineman(6).................................................   1,392,750          8.22
Francis H. Lee(7)...................................................      80,833         *
Simon M. Wrenn, Jr.(8)..............................................      22,266         *
Frank Brenner(9)....................................................      85,834         *
R. David Lauper(10).................................................      45,333         *
Julius A. Vida(11)..................................................      20,000         *
Denis Burger(12)....................................................      20,000         *
Daniel Zurr(12).....................................................      20,000         *
All current directors and named executive officers as a group (11
  persons)(13)......................................................   7,014,518         40.13

------------------------

 * Less than 1%.

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 28, 1997 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

 (2) Israel Chemicals, Ltd., an Israeli limited liability company, is beneficially owned by: the State of Israel (48.52%), public stockholders (15.65%), Ha'hevra Le Israel Ltd. (12.45%), Penn Bellmore Inc. (12.45%), Bank Leumi Group (5.53%) and Bank Hapoalim Group (5.40%).

 (3) Includes 1,677,500 shares held jointly by Joseph and Loretta Rubinfeld, husband and wife, 35,000 shares held by Joseph and Loretta Rubinfeld as custodians under the California Uniform Transfers to Minors Act and 260,416 shares issuable upon exercise of an option to purchase shares of Common Stock exercisable within 60 days of March 28, 1997. Not included are an additional 229,167 option shares which become issuable upon a change of control of the Company or upon exercise (or redemption) of all Warrants issued in the Company's initial public offering.

 (4) Includes 1,583,336 shares held jointly by Elliott L. and Shelley W. Fineman, husband and wife, and 200,000 shares beneficially owned by the minor children of Elliott L. and Shelley W. Fineman. Mr. Fineman disclaims beneficial ownership of such 200,000 shares benefically owned by his minor children.

 (5) Includes 1,526,250 shares held jointly by J. Gregory Swendsen and Susan H. Bell, Co-Trustees of The J. Gregory Swendsen and Susan H. Bell Revocable Inter Vivos Trust.

 (6) Includes 1,312,500 shares held jointly by David M. and Ellen Gunn Fineman, husband and wife, and 15,750 shares held in the name of the Gunn-Fineman Incorporated Profit Sharing Money Purchase Pension Trust.

 (7) Includes 80,833 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable within 60 days of March 28, 1997.

 (8) Includes 22,266 shares issuable upon the exercise of stock options to purchase shares of Common Stock exercisable within 60 days of March 28, 1997.

 (9) Includes 3,300 shares of Common Stock and warrants to purchase 3,300 shares of Common Stock exercisable within 60 days of March 28, 1997, held by Frank Brenner and Christine Carey , his wife, as joint tenants. Also includes 51,750 shares issuable upon options to purchase Common Stock exercisable by Frank Brenner within 60 days of March 28, 1997, and 10,484 options to purchase Common Stock exercisable by Christine Carey, his wife, within 60 days of March 28, 1997. Ms. Carey is also a Vice President of the Company.

(10) Includes 29,333 shares issuable upon the exercise of stock options to purchase shares of Common Stock and warrants to purchase 8,000 shares of Common Stock exercisable within 60 days of March 28, 1997.

(11) Includes 20,000 shares issuable upon the exercise of stock options to purchase shares of Common Stock issuable within 60 days of March 28, 1997. Does not include an additional 25,000 shares issuable upon the exercise of performance-based options to purchase Common Stock of the Company.

(12) Includes 20,000 shares issuable upon the exercise of stock options to purchase shares of Common Stock issuable within 60 days of March 28, 1997.

(13) See footnotes (3) through (12). Includes 11,300 shares issuable upon exercise of warrants to purchase shares of Common Stock and 515,082 shares issuable upon the exercise of stock options to purchase shares of Common Stock held by executive officers and directors which are exercisable within 60 days of March 28, 1997.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Shareholders") to file with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from March 13, 1996 (the date on which the Company first became subject to Section 16(a)) until March 31, 1997, its executive officers, directors and 10% Shareholders complied with all applicable Section 16(a) filing requirements, except a Form 4 required to be filed by David M. Fineman for February 1997 and a Form 3 required to be filed by Christine A. Carey for November 1996.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Compensation Committee was formed in January of 1993 and is currently composed of Messrs. Burger and Zurr. Daniel Zurr is a director and member of the Company's Compensation Committee and the President of Expression Systems, Inc. Joseph Rubinfeld is the President, Chief Executive Officer and Chief Scientific Officer of the Company and is a member of the Board of Directors of Expression Systems, Inc. No member of the Compensation Committee is or was formerly an officer or an employee of the Company.

                         EXECUTIVE OFFICER COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information concerning total compensation received by the Chief Executive Officer and each of the four other executive officers (the "Named Officers") for services rendered to the Company in all capacities during the Fiscal Year ended March 31, 1995 (FY 1994), the nine months ended December 31, 1995 (FY 1995) and the Fiscal Year Ended December 31, 1996 (FY 1996).

                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                                                                         AWARDS
                                                                     ANNUAL COMPENSATION              -------------
                                                          ------------------------------------------   SECURITIES
                                                                          OTHER ANNUAL                 UNDERLYING      ALL OTHER
                                               FISCAL        SALARY       COMPENSATION      BONUS        OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION                     YEAR           ($)             ($)           ($)           (#)          ($)(2)
-------------------------------------------  -----------  -------------  ---------------  ----------  -------------  -------------
Joseph Rubinfeld, Ph.D ....................        1996   $  250,000(1)        --         $  312,500      500,000     $  41,340
  President, Chief Executive Officer and           1995      112,500           --             --           --             --
  Chief Scientific Officer                         1994      155,500           --              3,000       --             --

Frank Brenner .............................        1996      112,000           --              5,400       --             3,750
  Vice President, Sales and Marketing              1995       63,750           --             --           10,000         --
                                                   1994       79,916           --              2,000       48,000         --

R. David Lauper, Pharm.D.(4) ..............        1996      100,000           --              5,000       --             1,923
  Vice President, Professional Services            1995       36,800           --             --           75,000         --
                                                   1994        N/A             N/A           N/A           N/A            N/A

Francis H. Lee, Ph.D.(5) ..................        1996      115,000           --              6,000       --             5,861
  Vice President, Clinical Research to             1995       86,250           --             --           25,000         --
  Development and Regulatory Affairs               1994       79,916           --              2,000       80,000         --

Simeon Wrenn, Ph.D ........................        1996      100,561           --              4,175       75,000        21,879(3)
  Vice President, Biotechnology                    1995        N/A             N/A           N/A           N/A            N/A
                                                   1994        N/A             N/A           N/A           N/A            N/A

------------------------

(1) Dr. Rubinfeld's amended Employment Agreement provides for an annual base salary of $250,000 and a minimum annual performance bonus of $150,000. The Board of Directors approved a $300,000 bonus for Dr. Rubinfeld ($150,000 for FY 1996 and $150,000 for FY 1997), which bonus was paid in 1996.

(2) Includes payout of vacation earned but not paid as of December 31, 1995.

(3) Includes relocation reimbursement.

(4) Dr. Lauper joined the Company in August 1995.

(5) Dr. Wrenn joined the Company in January 1996.

OPTION GRANTS IN FISCAL 1996

    The following table shows, as to the Named Officers, information concerning stock options granted during the year ended December 31, 1996.

                                                                                                         POTENTIAL REALIZABLE
                                                               INDIVIDUAL GRANTS                           VALUE AT ASSUMED
                                           ----------------------------------------------------------      ANNUAL RATES OF
                                            NUMBER OF     PERCENT OF                                         STOCK PRICE
                                           SECURITIES    TOTAL OPTIONS                                     APPRECIATION FOR
                                           UNDERLYING     GRANTED TO                                        OPTION TERM(3)
                                             OPTIONS     EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ------------------------
NAME                                       GRANTED(1)   FISCAL YEAR(1)      PER SHARE       DATE(2)        5%          10%
-----------------------------------------  -----------  ---------------  ---------------  -----------  ----------  ------------
Joseph Rubinfeld, Ph.D...................     500,000          59.10%       $    6.00        3/12/01   $  190,704  $  1,026,275
Frank Brenner............................      --             --               --             --           --           --
R. David Lauper, Pharm. D................      --             --               --             --           --           --
Francis H. Lee, Ph.D.....................      --             --               --             --           --           --
Simeon M. Wrenn, Jr., Ph.D...............      75,000           8.87             5.00        1/16/06      235,835       597,653

------------------------

(1) Total number of shares subject to options granted to employees in Fiscal 1996 was 846,000, which number includes options granted to employee directors but excludes options granted to nonemployee directors and consultants.

(2) Dr. Rubinfeld's option shares vest 25% on March 12, 1996, and 1/36th of the balance of the shares subject to the option vest monthly thereafter, and the term of the option grant is 5 years; provided, however, that upon exercise of all warrants issued in connection with the Company's initial public offering, the option to purchase all 500,000 shares shall become immediately fully exercisable. Dr. Wrenn's options vest 25% on January 16, 1997, and 1/48th of the balance of the shares subject to the option (56,250) vest monthly thereafter, and the term of his option grant is 10 years.

(3) The Potential Realizable Value is calculated based on the fair market value on the date of grant, which, for Dr. Wrenn, is equal to the exercise price of options granted in Fiscal 1996, and for Dr. Rubinfeld is equal to $5.00, assuming that the stock appreciates in value from the date of grant until the end of the option term at the annual rate specified (5% and 10%). Potential Realizable Value is net of the option exercise price. The assumed rates of appreciation are specified in rules of the SEC and do not represent the Company's estimate or projection of future stock price. Actual gains, if any, resulting from stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions, as well as the option holders' continued employment through the exercise/vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

OPTION EXERCISES AND HOLDINGS

    The following table sets forth, as to the Named Officers, certain information concerning stock options exercised during Fiscal 1996 and the number of shares subject to both exercisable and unexercisable stock options as of December 31, 1996. Also reported are values for unexercised "in-the-money" options, which values represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of the Company's Common Stock as of December 31, 1996.

                                                                     NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                                    UNDERLYING UNEXERCISED                 IN-THE-MONEY
                                                                          OPTIONS AT                        OPTIONS AT
                                   SHARES           VALUE              FISCAL YEAR END:                FISCAL YEAR END:(2)
                                 ACQUIRED ON      REALIZED     ---------------------------------  ------------------------------
NAME                             EXERCISE(#)       ($)(1)      EXERCISABLE(#)   UNEXERCISABLE(#)  EXERCISABLE($) UNEXERCISABLE($)
-----------------------------  ---------------  -------------  ---------------  ----------------  -------------  ---------------
Joseph Rubinfeld.............        --              --             218,750           281,250      $ 1,367,188     $ 1,757,813
Frank Brenner................        --              --              39,125            18,875          458,796         195,223
R. David Lauper..............        --              --              24,666            51,334          231,026         474,840
Francis H. Lee...............        --              --              64,167            40,333          751,120         449,330
Simeon Wrenn.................        --              --              75,000            --              543,750         --

------------------------------

(1) The fair market value of the Company's Common Stock as of December 31, 1996 was $12.25.

(2) Market value of underlying securities based on the $12.25 closing price of the Company's Common Stock on December 31, 1996 (the last market trading day in 1996) minus the respective exercise prices.

                              CERTAIN TRANSACTIONS

    AGREEMENT WITH ISRAEL CHEMICALS, LTD. In January 1994, the Company and its founders (Dr. Joseph Rubinfeld, Elliott L. Fineman, David M. Fineman and J. Gregory Swendsen) entered into a Stock Purchase Agreement and a Shareholders Agreement with Israel Chemicals, Ltd. ("ICL"), which agreements were amended and restated on May 30, 1995 and June 2, 1995, respectively (the "ICL Agreements"). Pursuant to the ICL Agreements, ICL invested approximately $9 million in the Company, in exchange for 2,980,000 shares of the Company's Common Stock. The ICL Agreements terminated at the time of the initial public offering by the Company. However, certain provisions of the ICL Agreements survived the termination, including the provision that the Company invest an aggregate amount of $1 million ($500,000 on or prior to December 31, 1996, and, provided that the Company has adequate financial capability as reasonably determined by the Company's Board of Directors, an additional $500,000 on or prior to December 31,
1997) in projects in Israel, subject to certain conditions. The Company also granted certain marketing rights to ICL in Israel, India, China and South Korea with respect to all of its current potential products, subject to the negotiation and execution of acceptable agreements.

    FINANCIAL ADVISORY SERVICES AND CONSULTING AGREEMENTS. The Company has entered into financial advisory and consulting agreements for consulting services in the area of corporate development and administration with two directors, David M. Fineman and J. Gregory Swendsen, both of whom are directors and shareholders of the Company. During the fiscal year ended December 31, 1996, payments under these agreements totaled $127,000.

    AGREEMENT WITH AMUR. The Company entered into an exclusive Research and License Agreement (the "Research Agreement") with Amur Research Corp., a New York corporation, effective August 1, 1993, for successive one-year terms. The Research Agreement provides that the Company shall sponsor the research efforts of Amur ("Amur Research") as outlined by the Company, with the goal of developing patentable products, and the Company shall, in turn, be granted an exclusive worldwide license, with sublicense rights, to any intellectual property, patentable or nonpatentable, which is developed, conceived or reduced to practice in the course of the sponsored Amur Research. The Company shall pay Amur royalties on net sales of any products developed as a result of the Amur Research for the life of any valid patent issuing from the Amur Research. The Company provided approximately $248,000 in research funding for the year ended December 31, 1996. The Company previously paid $210,000 for the purchase of 630,000 shares of Common Stock of Amur, approximately 8.9% of the outstanding shares of Amur, and has rights to purchase an additional 600,000 shares of Amur Common Stock, which rights expire July 31, 2001. The Company also has a right to purchase additional capital stock of Amur. Dr. Joseph Rubinfeld, David M. Fineman and J. Gregory Swendsen, directors and shareholders of the Company, beneficially own an aggregate of 225,667 shares of Amur, or approximately 3.2% of the outstanding shares of Amur as of December 31, 1996. David M. Fineman and J. Gregory Swendsen are also directors of Amur.

    EXPRESSION SYSTEMS, INC. INVESTMENT. The Company proposes to enter into a stock purchase agreement and related documents with Expression Systems, Inc. ("ESI"), a biotechnical company, for the purchase of 125,000 shares of Series C Preferred Stock for a total investment of $500,000, representing less than 1% of the outstanding shares of ESI. Dr. Joseph Rubinfeld, David M. Fineman, J. Gregory Swendsen and Daniel Zurr, directors and shareholders of the Company, and Elliott L. Fineman, who beneficially owns more than 5% of the Company, beneficially own an aggregate of 973,000 shares or approximately 7.1% of ESI as of December 31, 1996. Dr. Joseph Rubinfeld, David M. Fineman, J. Gregory Swendsen and Daniel Zurr are also directors of ESI. Daniel Zurr is the President and Chief Executive Officer of ESI.

    RESEARCH PERFORMED BY QBI ENTERPRISES LTD. QBI Enterprises Ltd., an Israeli company ("QBI"), performs research for the Company in Israel. Payments to QBI during fiscal 1996 totaled $43,500 and $156,500 was accrued but unpaid as of December 31, 1996. QBI is 99% owned by ESI. Dr. Joseph Rubinfeld, David M. Fineman, J. Gregory Swendsen and Daniel Zurr, directors and shareholders of the Company, beneficially own an aggregate of 913,000 shares or approximately 6.6% of ESI as of December 31, 1996. Dr. Joseph Rubinfeld, David M. Fineman, J. Gregory Swendsen and Daniel Zurr are also directors of QBI. Daniel Zurr is the President and Chief Executive Officer of ESI.

    AGREEMENT WITH GALENICA, INC. In November 1996, the Company paid $250,000 for approximately 4% of the ownership interest in Galenica, Inc. ("Galenica"), a biopharmaceutical company, and agreed to enter into a strategic collaboration relating to the discovery and development of new anticancer drugs based on natural products. David M. Fineman and J. Gregory Swendsen, directors and shareholders of the Company, are directors of Galenica.

    SEVERANCE AGREEMENT. In August of 1995, the Company entered into an agreement (the "Severance Agreement") with Elliott L. Fineman in connection with his resignation as Vice President, Director of Licensing and as a member of the Company's Board of Directors. Mr. Fineman continued to provide consulting services to the Company and was paid $131,250 during fiscal 1996, which had been accrued during fiscal 1995 pursuant to the Severance Agreement. Elliott L. Fineman beneficially owns an aggregate of 1,808,336 shares of Common Stock or approximately 10.67% of the Company.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

    The Compensation Committee of the Board of Directors (the "Committee") consists of directors Daniel Zurr and Denis Burger, neither of whom is an employee or officer of the Company. The Committee was established in January 1996 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation and loans, and all bonus and stock compensation to all employees. The goal of the Committee is to insure the compensation practices of the Company are sufficient to attract the necessary talent to enable the growth from a development stage company into one with commercialized products.

    COMPENSATION COMMITTEE PURPOSES

    The Compensation Committee of the Board of Directors serves an an administrative arm of the Board to make decisions on behalf of the Board with respect to all forms of compensation to executive officers of the Company and all bonus and stock compensation to employees.

    Compensation for officers and key employees includes both cash and equity elements. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Such bonuses are based on accomplishment of designated Company goals.

    Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1993 Stock Option Plan, as amended and restated (the "Option Plan"), which was adopted prior to the Company's initial public offering in March 1996. The Option Plan permits the Board of Directors or a Committee designated by the Board to grant stock options to employees on such terms as the Board or the Committee may determine. Employee option grants typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Committee believes that it is in the shareholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

    DESCRIPTION OF 401(K)

    The Company also maintains a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. The Company may make discretionary contributions, which will be allocated based upon the relative compensation of each participant with 1,000 hours of service during the plan year and who are employed by the Company on the last day of the plan year. Company contributions vest ratably over five years. For 1996, the Company made a discretionary contribution at the rate of 50% of each participating employee's contribution, up to a maximum of 3% of each participant's salary, as defined.

    FISCAL 1996 EXECUTIVE COMPENSATION

    Executive compensation for fiscal year 1996 included base salary, cash bonuses, incentive stock option grants and other compensation. Cash bonuses were issued in recognition of the employee's prior service and contributions towards the achievement of Company goals.

    CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL 1996

    The compensation for Joseph Rubinfeld for fiscal year 1996 was intended to reward Dr. Rubinfeld for increasing shareholder value. It included a base salary of $250,000 per annum commencing January 1, 1996, a bonus grant of $150,000 for Fiscal 1996 and $150,000 for Fiscal 1997, and an option to purchase 500,000 shares of Company stock at $6.00 per share granted on March 12, 1996, vesting 25% on March 12, 1996, with the balance of the shares vesting ratably over three years; provided, however, that if there is a change of control of the Company or all of the warrants issued in connection with the initial public offering of the Company are exercised, the option becomes immediately fully vested.

    SUMMARY

    The Compensation Committee advises the Board of Directors regarding the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and providing incentive for these persons to achieve goals which will build long-term shareholder value.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Denis Burger, Chairman
                                          Daniel Zurr

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total shareholder return with those of the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index. The graph assumes that $100 was invested (i) on March 13, 1996 (the effective date of the Company's initial public offering) in the Company's Common Stock and (ii) on February 29, 1996 in the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance.
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             COMPARISON OF 10 MONTH CUMULATIVE
                       TOTAL RETURN*
      AMONG SUPERGEN, INC., THE NASDAQ STOCK MARKETUS
         INDEX AND THE NASDAQ PHARMACEUTICAL INDEX
                                                                SUPERGEN, INC.        NASDAQ STOCK MARKET-US
3/13/96                                                                      100                             100
12/31/96                                                                     288                             118

             COMPARISON OF 10 MONTH CUMULATIVE
                       TOTAL RETURN*
      AMONG SUPERGEN, INC., THE NASDAQ STOCK MARKETUS
         INDEX AND THE NASDAQ PHARMACEUTICAL INDEX
                                                                  NASDAQ PHARMACEUTICAL
3/13/96                                                                                 100
12/31/96                                                                                 94

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

    It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

San Ramon, California

April 25, 1997

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                               OF SUPERGEN, INC.,
                            A DELAWARE CORPORATION,
                                      AND
                                SUPERGEN, INC.,
                            A CALIFORNIA CORPORATION

    THIS AGREEMENT AND PLAN OF MERGER dated as of       , 1997 (the "Agreement")
is between SuperGen, Inc., a Delaware corporation ("SuperGen Delaware"), and SuperGen, Inc., a California corporation ("SuperGen California"). SuperGen Delaware and SuperGen California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

    A. SuperGen Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 42,000,000 shares, $0.001 par value, of which 40,000,000 shares are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of SuperGen Delaware is undesignated as to series, rights, preferences,
privileges or restrictions. As of       , 1997, 100 shares of Common Stock were
issued and outstanding, all of which are held by SuperGen California, and no shares of Preferred Stock were issued and outstanding.

    B. SuperGen California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 42,000,000 shares, $0.001 par value, of which 40,000,000 are designated "Common Stock," and 2,000,000 shares are designated "Preferred Stock." The Preferred Stock of SuperGen California is undesignated as to series, rights, preferences,
privileges or restrictions. As of       , 1997,       shares of Common Stock
were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

    C. The Board of Directors of SuperGen California has determined that, for the purpose of effecting the reincorporation of SuperGen California in the State of Delaware, it is advisable and in the best interests of SuperGen California and its shareholders that SuperGen California merge with and into SuperGen Delaware upon the terms and conditions herein provided.

    D. The respective Boards of Directors of SuperGen Delaware and SuperGen California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

    NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SuperGen Delaware and SuperGen California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                       I
                                     MERGER

    1.1 MERGER. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, SuperGen California shall be merged with and into SuperGen Delaware (the "Merger"), the separate existence of SuperGen California shall cease and SuperGen Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and SuperGen Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation," and the name of the Surviving Corporation shall be SuperGen, Inc.

    1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

        (a) This Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California General Corporation Law;

        (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

        (c) An executed Certificate of Merger or an executed, acknowledged and certified counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

        (d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

    The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

    1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of SuperGen California shall cease and SuperGen Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and SuperGen California's Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of SuperGen California in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of SuperGen California in the same manner as if SuperGen Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                                       II
                   CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

    2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of SuperGen Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.2 BYLAWS. The Bylaws of SuperGen Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

    2.3 DIRECTORS AND OFFICERS. The directors and officers of SuperGen California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                                      III
                         MANNER OF CONVERSION OF STOCK

    3.1 SUPERGEN CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of SuperGen California Common Stock, $0.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.001 par value, of the Surviving Corporation.

    3.2 SUPERGEN CALIFORNIA OPTIONS AND STOCK PURCHASE RIGHTS. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans (including without limitation the 1993 Stock Option Plan and the 1996 Directors Stock Option Plan) and all other employee benefit plans, [(including without limitation the 401(k) Matching Plan, the Profit Sharing Plan and the Executive Profit Sharing Plan) of SuperGen California]. Each outstanding and unexercised option or other right to purchase or security convertible into SuperGen California Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of SuperGen California Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such SuperGen California option, stock purchase right or convertible security at the Effective Date of the Merger. There are no options, purchase rights for or securities convertible into Preferred Stock of SuperGen California.

    A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of SuperGen California Common Stock so reserved immediately prior to the Effective Date of the Merger.

    3.3 SUPERGEN DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of SuperGen Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by SuperGen Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

    3.4 EXCHANGE OF CERTIFICATES. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of SuperGen California Common Stock may, at such stockholder's option, surrender the same for
cancellation to       , as exchange agent (the "Exchange Agent"), and each such
holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which such holders' shares of SuperGen California Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of SuperGen California Common Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation's Common Stock into which such shares of SuperGen California Common Stock were converted in the Merger.

    The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

    Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of SuperGen California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

    If any certificate for shares of SuperGen Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to SuperGen Delaware or the Exchange Agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of SuperGen Delaware that such tax has been paid or is not payable.

                                       IV
                                    GENERAL

    4.1 COVENANTS OF SUPERGEN DELAWARE. SuperGen Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

        (a) Qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

        (b) File any and all documents with the California Franchise Tax Board necessary for the assumption by SuperGen Delaware of all of the franchise tax liabilities of SuperGen California; and

        (c) Take such other actions as may be required by the California General Corporation Law.

    4.2 FURTHER ASSURANCES. From time to time, as and when required by SuperGen Delaware or by its successors or assigns, there shall be executed and delivered on behalf of SuperGen California such deeds and other instruments, and there shall be taken or caused to be taken by SuperGen Delaware and SuperGen California such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by SuperGen Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SuperGen California and otherwise to carry out the purposes of this Agreement, and the officers and directors of SuperGen Delaware are fully authorized in the name and on behalf of SuperGen California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

    4.3 ABANDONMENT. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either SuperGen California or SuperGen Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of SuperGen California or by the sole stockholder of SuperGen Delaware, or by both.

    4.4 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of California and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

    4.5 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, Delaware 19801, County of New Castle, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

    4.6 AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at Two Annabel Lane, Suite 220, San Ramon, California 94583 and copies thereof will be furnished to any shareholder of either Constituent Corporation, upon request and without cost.

    4.7 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

    4.8 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of SuperGen Delaware and SuperGen California, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                          SUPERGEN, INC.,
                                            a Delaware corporation
                                          By: __________________________________
                                             Name
                                             TITLE

ATTEST:
__________________________________________
Name
TITLE

                                          SUPERGEN, INC.,
                                            a California corporation
                                          By: __________________________________
                                             Name
                                             TITLE

ATTEST:
__________________________________________
Name
TITLE

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                 SUPERGEN, INC.

FIRST:          The name of the Corporation is SuperGen, Inc. (the "Corporation").

SECOND:         The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington,
                County of New Castle, zip code 19801. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:          The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of
                Delaware.

FOURTH:         The Corporation is authorized to issue two classes of stock to be designated respectively Common Stock and Preferred Stock. The total number of shares of all classes of stock which the Corporation has authority to issue is
                42,000,000, consisting of 40,000,000 shares of Common Stock, $0.001 par value (the "Common Stock"), and 2,000,000 shares of Preferred Stock, $0.001 par value (the "Preferred Stock").

                The Preferred Stock may be issued from time to time in one or more series.
                The Board of Directors is hereby authorized subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of each such series of Preferred Stock, including without limitation authority to fix by resolution or resolutions, the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of
                Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

                The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

FIFTH:          The name and mailing address of the incorporator are as follows:

                Daniel F. Vaughn
                Wilson Sonsini Goodrich & Rosati
                650 Page Mill Road
                Palo Alto, CA 94304

SIXTH:          The Corporation is to have perpetual existence.

SEVENTH:        The election of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

EIGHTH:         The number of directors which constitute the whole Board of Directors of the
                Corporation shall be designated in the Bylaws of the Corporation.

NINTH:          In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation.

TENTH:          To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

                Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this
                Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ELEVENTH:       At the election of directors of the Corporation, each holder of stock of any class or series shall be entitled to one vote for each share held. No stockholder will be permitted to cumulate votes at any election of directors.

TWELFTH:        Meetings of stockholders may be held within or without the State of
                Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the laws of the State of
                Delaware) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

THIRTEENTH:     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation.

                The undersigned incorporator hereby acknowledges that the foregoing
                Certificate of Incorporation is his act and deed and that the facts stated
                herein are true.

Dated: May       , 1997

                                          --------------------------------------

                                          Daniel F. Vaughn
                                          INCORPORATOR

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                                 SUPERGEN, INC.
                            (A DELAWARE CORPORATION)

                                   ARTICLE I
                               CORPORATE OFFICES

    1.1 PRINCIPAL OFFICE. The registered office of the corporation shall be fixed in the certificate of incorporation of the corporation.

    1.2 OTHER OFFICES. The board of directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    2.1 PLACE OF MEETINGS. Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the board of directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

    2.2 ANNUAL MEETING. The annual meeting of stockholders shall be held each year on a date and at a time designated by the board of directors. In the absence of such designation, the annual meeting of stockholders shall be held on the third Wednesday of May in each fiscal year at such time as the Board shall determine. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected, and any other proper business may be transacted.

    2.3 SPECIAL MEETING. A special meeting of the stockholders may be called at any time by the board of directors, or by the chairman of the board, or by the president.

    If a special meeting is called by any person or persons other than the board of directors or the chairman of the board or the president, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the board, the president, any vice president or the secretary of the corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting, so long as that time is not less than ten (10) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, then the person or persons requesting the meeting may give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

    2.4 NOTICE OF STOCKHOLDERS' MEETINGS. All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date, and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the board of directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice the board intends to present for election.

    2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE. Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent postage prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at such time as it is delivered personally or deposited in the mail or sent by telegram or other means of written communication.

    An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

    2.6 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS. To be properly brought before an annual meeting or special meeting, nominations for the election of directors or other business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder.

    2.7 QUORUM. The holders of a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders, except as otherwise provided by statute or by the certificate of incorporation. The stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

    When a quorum is present at any meeting, the affirmative vote of holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

    If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

    2.8 ADJOURNED MEETING; NOTICE. When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. At any adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

    2.9 VOTING. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section
2.11 of these bylaws, subject to the provisions of 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting arrangements).

    Except as otherwise provided in the certificate of incorporation or bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

    2.10 NO STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. No action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, in a consent in writing.

    2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING. For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat or entitled to give consent to corporate action without a meeting, the board of directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

    If the board of directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

    A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the board of directors fixes a new record date for the adjourned meeting, but the board of directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

    The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

    2.12 PROXIES. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware (relating to the irrevocability of proxies).

    2.13 ORGANIZATION. The president, or in the absence of the president, the chairman of the board, or in the absence of the chairman. any executive officer of the corporation, shall call the meeting of the stockholders to order, and shall act as chairman of the meeting. In the absence of the president, the chairman of the board, and all of the executive officers, the stockholders shall appoint a chairman for such meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and the conduct of business. The secretary of the corporation shall act as secretary of all meetings of the stockholders, but in the absence of the secretary at any meeting of the stockholders, the chairman of the meeting may appoint any person to act as secretary of the meeting.

    2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                  ARTICLE III
                                   DIRECTORS

    3.1 POWERS. Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

    3.2 NUMBER OF DIRECTORS. The board of directors shall consist of five (5) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation.

    3.3  ELECTION AND TERM OF OFFICE OF DIRECTORS.  Except as provided in
Section 3.4 of these bylaws, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Each director, including a director elected or appointed to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

    3.4 RESIGNATION AND VACANCIES. Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the board of directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the board of directors may elect a successor to take office when the resignation becomes effective.

    Vacancies in the board of directors may be filled by a majority of the remaining directors, even if less than a quorum. or by a sole remaining director; provided, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum). Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

    Unless otherwise provided in the certificate of incorporation or these bylaws:

        (1) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

        (2) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

    If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

    If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten (10) percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware (relating to meetings of stockholders) as far as applicable.

    3.5 REMOVAL OF DIRECTORS. Unless otherwise restricted by statute, by the certificate of incorporation or by these bylaws, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

    3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE. Regular meetings of the board of directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the board. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the board may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.

    Any meeting of the board, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

    3.7 FIRST MEETINGS. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

    3.8 REGULAR MEETINGS. Regular meetings of the board of directors may be held without notice if the times of such meetings are fixed by the board of directors. If any regular meeting day shall fall on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day.

    3.9 SPECIAL MEETINGS; NOTICE. Special meetings of the board of directors for any purpose or purposes may be called at any time by the chairman of the board, the president, the secretary or any two directors.

    Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

    3.10 QUORUM. A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.12 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the board of directors, subject to the provisions of the certificate of incorporation and applicable law.

    A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

    3.11 WAIVER OF NOTICE. Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting other than for the express purpose of objecting at the beginning of the meeting of the transaction of any business because the meeting is not lawfully called or convened. All such waivers, consents, and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the board of directors.

    3.12 ADJOURNMENT. A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

    3.13 NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.9 of these bylaws, to the directors who were not present at the time of the adjournment.

    3.14 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action required or permitted to be taken by the board of directors may be taken without a meeting. provided that all members of the board individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the board of directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the board.

    3.15 FEES AND COMPENSATION OF DIRECTORS. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the board of directors. This Section 3.15 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent. employee or otherwise and receiving compensation for those services.

    3.16 APPROVAL OF LOANS TO OFFICERS. The corporation may lend money or property to, or guarantee the obligations of, or otherwise assist any officer or other employee of the corporation or its parent or any subsidiary, whether or not a director of the corporation or its parent or any subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation. a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

    3.17 SOLE DIRECTOR PROVIDED BY CERTIFICATE OF INCORPORATION. In the event only one director is required by these bylaws or the certificate of incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the directors shall be deemed to refer to such notice, waiver. etc., by such sole director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to the board of directors.

    3.18  NOMINATION OF DIRECTORS; STOCKHOLDER BUSINESS AT ANNUAL
MEETINGS. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of directors may be made by the board of directors or any nominating committee appointed by the board of directors or by any stockholder entitled to vote in the election of directors generally. However, a stockholder generally entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of stockholders, 60 days in advance of such meeting and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth the following information: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporate on entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder, each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the board of directors of the corporation; and (e) the consent of each nominee to serve as a director of the corporation if so elected. At the request of the board of directors any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth herein. A majority of the board of directors may reject any nomination by a stockholder not timely made or otherwise not in accordance with the terms of this Section 3.18. If a majority of the board of directors reasonably determines that the information provided in a stockholder's notice does not satisfy the informational requirements of this
Section 3.18 in any material respect, the secretary of the corporation shall promptly notify such stockholder of the deficiency in writing. The stockholder shall have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed ten (10) days from the date such deficiency notice is given to the stockholder, as a majority of the board of directors shall reasonably determine. If the deficiency is not cured within such period, or if a majority of the board of directors reasonably determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this Section 3.18 in any material respect, then a majority of the board of directors may reject such stockholder's nomination. The secretary of the corporation shall notify a stockholder in writing whether the stockholder's nomination has been made in accordance with the time and information requirements of this Section 3.18.

    At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) by or at the direction of the chairman of the meeting or (ii) by any stockholder of the corporation who complies with the notice procedures set forth in this Section
3.18. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than 60 days prior to the meeting; provided, however, that in the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting the following information: (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder and (d) any material direct or indirect interest, financial or otherwise of the stockholder or its affiliates or associates in such business. The board of directors may reject any stockholder proposal not timely made in accordance with this Section 3.18. If the board of directors determines that the information provided in a stockholder's notice does not satisfy the informational requirements hereof, the secretary of the corporation shall promptly notify such stockholder of the deficiency in the notice. The stockholder shall then have an opportunity to cure the deficiency by providing additional information to the secretary within such period of time, not to exceed ten days from the date such deficiency notice is given to the stockholder, as the board of directors shall determine. If the deficiency is not cured within such period, or if the board of directors determines that the additional information provided by the stockholder, together with the information previously provided, does not satisfy the requirements of this Section 3.18, then the board of directors may reject such stockholder's proposal. The secretary of the corporation shall notify a stockholder in writing whether the stockholder's proposal has been made in accordance with the time and information requirements hereof.

    This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but in connection therewith no new business shall be acted upon at any such meeting unless stated, filed and received as herein provided. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with procedures set forth in this Section 3.18.

                                   ARTICLE IV
                                   COMMITTEES

    4.1 COMMITTEES OF DIRECTORS. The board of directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of two or more directors, to serve at the pleasure of the board. The board may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. Any committee, to the extent provided in the resolution of the board, shall have all the authority of the board, but no such committee shall have the power and authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in
Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation), (ii) adopt an agreement of merger or consolidation under Sections 251 or 252 of the General Corporation Law of Delaware (relating to mergers and consolidations of domestic and foreign corporations), (iii) recommend to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, (iv) recommend to the stockholders a dissolution of the corporation or a revocation of a dissolution or (v) amend the bylaws of the corporation; and, unless the board resolution establishing the committee, the bylaws or the certificate of incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law of Delaware (relating to mergers of parent and subsidiary corporations).

    4.2 MEETINGS AND ACTION OF COMMITTEES. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of
Article III of these bylaws: Section 3.6 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 3.9 (special meetings; notice), Section 3.10 (quorum), Section 3.11 (waiver of notice), Section 3.12 (adjournment), Section 3.13 (notice of adjournment) and Section 3.14 (board action by written consent without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the board of directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the board of directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

    4.3 COMMITTEE MINUTES. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

                                   ARTICLE V
                                    OFFICERS

    5.1 OFFICERS. The corporate officers of the corporation shall be a president, a secretary, and a chief financial officer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more vice presidents (however denominated), one or more assistant secretaries, and such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

    5.2 ELECTION OF OFFICERS. The corporate officers of the corporation, except such officers as may be appointed in accordance with the provisions of
Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the board, subject to the rights, if any, of an officer under any contract of employment, and shall hold their respective offices for such terms as the board of directors may from time to time determine.

    5.3 SUBORDINATE OFFICERS. The board of directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine, and, in the case of an officer chosen by the president, by the president.

    5.4 REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the board of directors at any regular or special meeting of the board or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors, and, in the case of an officer chosen by the president, by the president.

    Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

    5.5 VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

    5.6 CHAIRMAN OF THE BOARD. The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

    5.7 PRESIDENT. Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and the officers of the corporation. The president shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

    5.8 VICE PRESIDENTS. In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the president or the chairman of the board.

    5.9 SECRETARY. The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

    The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

    The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

    5.10 CHIEF FINANCIAL OFFICER. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

    The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

    5.11 AUTHORITY AND DUTIES OF OFFICERS. In addition to the foregoing powers, authority and duties, all officers of the corporation shalt respectively have such authority and powers and perform such duties in the management of the business of the corporation as may be designated from time to time by the board of directors.

                                   ARTICLE VI
               INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES,
                                AND OTHER AGENTS

    6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    The corporation shall be required to indemnify a director or officer in connection with an action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the board of directors of the corporation.

    Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

    6.2 INDEMNIFICATION OF OTHERS. The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation,
(ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

    6.3 PAYMENT OF EXPENSES IN ADVANCE. Corporation shall pay the expenses (including attorney's fees) incurred by a director or officer of the corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Section 6.1 in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should ultimately be determined that the director or officer is not entitled to be indemnified under this Section 6.1 or otherwise.

    6.4 INDEMNITY NOT EXCLUSIVE. The rights conferred on any person by this Article shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the corporation's Certificate of Incorporation, these bylaws, agreement, vote of the stockholders or disinterested directors or otherwise.

    6.5 INSURANCE INDEMNIFICATION. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

                                  ARTICLE VII
                              RECORDS AND REPORTS

    7.1 MAINTENANCE AND INSPECTION OF SHARE REGISTER. The corporation shall keep either at its principal executive office or at the office of its transfer agent or registrar (if either be appointed), as determined by resolution of the board of directors, a record of its stockholders listing the names and addresses of all stockholders and the number and class of shares held by each stockholder.

    Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

    7.2 INSPECTION BY DIRECTORS. Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

    7.3 ANNUAL REPORT TO STOCKHOLDERS. The board of directors shall present at each annual meeting of the stockholders a full and clear statement of the business and condition of the corporation.

    7.4 REPRESENTATION OF SHARES OF OTHER CORPORATIONS. The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the board of directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

    7.5 CERTIFICATION AND INSPECTION OF BYLAWS. The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

                                  ARTICLE VIII
                                GENERAL MATTERS

    8.1 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING. For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty
(60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the Code.

    If the board of directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board adopts the applicable resolution.

    8.2 CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS. From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

    8.3 CORPORATE CONTRACTS AND INSTRUMENTS: HOW EXECUTED. The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

    8.4 CERTIFICATES FOR SHARES. The shares of the corporation shall be represented by certificates, provided that the board of directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or vice-president, and by the chief financial officer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

    Certificates for shares shall be of such form and device as the board of directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a summary statement or reference to the powers, designations, preferences or other special rights of such stock and the qualifications, limitations or restrictions of such preferences and/or rights, if any; a statement or summary of liens, if any, a conspicuous notice of restrictions upon transfer or registration of transfer, if any, a statement as to any applicable voting trust agreement; and, if the shares be assessable, or, if assessments are collectible by personal action, a plain statement of such facts.

    Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

    The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

    8.5 SPECIAL DESIGNATION ON CERTIFICATES. If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware (relating to transfers of stock, stock certificates and undercertificated stock), in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

    8.6 LOST CERTIFICATES. Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and canceled at the same time. The board of directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate.

    8.7 TRANSFER AGENTS AND REGISTRARS. The board of directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, each of which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the board of directors may designate.

    8.8 CONSTRUCTION; DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Code shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

                                   ARTICLE IX
                                   AMENDMENTS

    The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeat bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

    Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

P                                 SUPERGEN, INC.
                        1997 ANNUAL MEETING OF SHAREHOLDERS
R            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

O         The undersigned shareholder of SuperGen, Inc., a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting
X of shareholders and Proxy Statement, each dated April 25, 1997 and hereby appoints Joseph Rubinfeld, its proxy and attorney-in-fact, with
Y full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of shareholders of SuperGen, Inc. to be held on Tuesday, May 27, 1997, at 2:00 p.m. local time, at the San Ramon Marriot, 2600 Bishop Drive, San Ramon, CA 94583 and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

          This proxy will be voted as directed, or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR changing the state of incorporation of the Company from the State of California to the State of Delaware by means of a merger of the Company with and into a wholly-owned Delaware subsidiary, FOR the ratification and approval of an amendment to the Amended and Restated 1993 Stock Option Plan to increase the number of shares reserved for issuance by 500,000 shares to 2,500,000 shares, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

            CONTINUED AND TO BE SIGNED ON REVERSE SIDE       -----------
                                                             SEE REVERSE
                                                                SIDE
                                                             -----------

           Please mark
/x/        votes as in
           this example.

THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, FOR THE PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY, FOR THE RATIFICATION AND APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 500,000 SHARES TO 2,500,000 SHARES, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THIS MEETING.

1. ELECTION OF DIRECTORS:
   Nominees: Joseph Rubinfeld, Denis Burger, David M. Fineman, J. Gregory Swendsen, Julius A. Vida, Daniel Zurr

             FOR         WITHHELD
             /  /          /  /

2. PROPOSAL TO CHANGE THE STATE OF INCORPORATION OF THE COMPANY FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE BY MEANS OF A MERGER OF THE COMPANY WITH AND INTO A WHOLLY-OWNED DELAWARE SUBSIDIARY:

           FOR                AGAINST                   ABSTAIN
           /  /                /  /                      /  /

3. PROPOSAL TO RATIFY AND APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED
   1993 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 500,000 SHARES TO 2,500,000 SHARES:

           FOR                AGAINST                   ABSTAIN
           /  /                /  /                      /  /

4. PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY:

           FOR                AGAINST                   ABSTAIN
           /  /                /  /                      /  /

In their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

/  / --------------------------------------   MARK HERE
     For all nominees except as noted above   FOR ADDRESS /  /
                                              CHANGE AND
                                              NOTE BELOW

This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

                     Signature:------------------------ Date---------------
                         Signature:------------------------ Date---------------